As filed with the Securities and Exchange                    File No.   2-53038
Commission on March 1, 1996                                   File No. 811-6352

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 39

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 30

                           AETNA VARIABLE ENCORE FUND
               (Exact Name of Registrant as Specified in Charter)

             151 Farmington Avenue RE4C, Hartford, Connecticut 06156
                    (Address of Principal Executive Offices)
                                 (860) 273-7834
              (Registrant's Telephone Number, including Area Code)

                            Susan E. Bryant, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RE4C, Hartford, Connecticut 06156
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering - as soon after effectiveness as is practicable.

It is proposed that this filing will become effective (check appropriate space):

_____ immediately upon filing pursuant to paragraph (b) of Rule 485
_____ on _______________ pursuant to paragraph (b) of Rule 485
_____ 60 days after filing  pursuant to paragraph  (a)(1) of Rule 485
__X__   on May 1, 1996 pursuant to paragraph (a)(1) of Rule 485
_____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
_____ on _______________ pursuant to paragraph (a)(2) of Rule 485

Aetna Variable Encore Fund has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. Aetna Variable Encore Fund filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1995 on February 29, 1996.

                           AETNA VARIABLE ENCORE FUND
                              Cross-Reference Sheet

Form N-1A
Item No.                                             Caption in Prospectus
1.   Cover Page                                      Cover Page
2.   Synopsis                                        Not Applicable
3.   Condensed Financial Information                 Financial Highlights
4.   General Description of Registrant               Investment Objective
                                                     Investment Policies and Restrictions
5.   Management of the Fund                          Management of the Fund
5A.  Management's Discussion of Fund                 Financial Highlights - Incorporated by Reference
        Performance                                       to the Annual Report
6.   Capital Stock and Other Securities              General Information
                                                     Tax Matters
7.   Purchase of Securities Being Offered            Management of the Fund
                                                     Net Asset Value
8.   Redemption or Repurchase                        Sale and Redemption of Shares
9.   Pending Legal Proceedings                       Not applicable

                                                     Caption in Statement of Additional Information
10.  Cover Page                                      Cover Page
11.  Table of Contents                               Table of Contents
12.  General Information and History                 General Information and History
13.  Investment Objectives and Policies              General Information and History
                                                     Investment Objective and Policies of the Fund
                                                     Description of Various Securities and Investment
                                                          Techniques
14.  Management of the Funds                         Trustees and Officers of the Fund
15.  Control Persons and Principal                   Control Persons and Principal Holders of the Fund
        Holders of Securities
16.  Investment Advisory and Other                   The Investment Advisory Contract;
        Services                                     The Administrative Services Agreement;
                                                     Custodian; Independent Auditors
17.  Brokerage Allocation and Other                  Brokerage Allocation
        Practices
18.  Capital Stock and Other Securities              Description of Shares
19.  Purchase, Redemption and Pricing                Sale and Redemption of Shares
        of Securities Being Offered                  Net Asset Value
20.  Tax Status                                      Tax Matters
21.  Underwriters                                    Not Applicable
22.  Calculation of Performance Data                 Not Applicable
23.  Financial Statements                            Financial Statements

                           AETNA VARIABLE ENCORE FUND

                            151 Farmington Avenue
                         Hartford, Connecticut 06156
                                1-800-525-4225


                        Prospectus dated: May 1, 1996


The Fund Aetna Variable Encore Fund ("Encore Fund" or "Fund") is a diversified, open-end management investment company whose shares are currently sold to variable annuity or variable life separate accounts to fund variable annuity contracts and variable life insurance policies issued by Aetna Life Insurance and Annuity Company ("ALIAC" or "Company") and its affiliates and subsidiaries.

Investment Objective Encore Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in Aetna Variable Encore Fund is neither insured nor guaranteed by the U.S. Government.


The Prospectus This Prospectus contains information about Encore Fund that you should know before investing. Additional information about the Fund is contained in a Statement of Additional Information (SAI) dated May 1, 1996, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference. You can request an SAI, without charge, by writing to the Fund at the address listed above or by calling the Fund at 1-800-525-4225.


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of Encore Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           Please read this Prospectus and retain for future reference.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS                                                    3
INVESTMENT OBJECTIVE                                                    4
INVESTMENT POLICIES AND RESTRICTIONS                                    4
 Investment Policies                                                    4
 Industry Concentration                                                 4
 Illiquid and Restricted Securities                                     4
 International Securities                                               5
 Repurchase Agreements                                                  5
 Securities Lending                                                     5
 Securities Borrowing                                                   5
MANAGEMENT OF THE FUND                                                  5
 Trustees                                                               5
 Investment Adviser                                                     5
 Portfolio Management                                                   5
 Expenses and Fund Administration                                       5
GENERAL INFORMATION                                                     6
 Declaration of Trust                                                   6
 Capital Stock                                                          6
 Shareholder Meetings                                                   6
 Voting Rights                                                          6
TAX MATTERS                                                             6
 The Fund                                                               6
 Fund Distributions                                                     6
 Share Redemptions                                                      6
SALE AND REDEMPTION OF SHARES                                           7
NET ASSET VALUE                                                         7
GLOSSARY                                                                8

2  Aetna Variable Encore Fund

                              FINANCIAL HIGHLIGHTS


The selected data presented below under the caption "Financial Highlights" for, and as of the end of, each of the years in the ten-year period ended December 31, 1995 are derived from the financial statements of Encore Fund, which statements have been audited by , independent auditors. The financial statements as of December 31, 1995, and for each of the years in the two-year period then ended, and the independent auditors' report thereon, are included in the SAI.


Selected data for each trust share outstanding throughout each year:


                                                     Year Ended December 31
                                      -----------------------------------------------------
                                        1995       1994       1993       1992       1991
                                      --------   --------   --------   --------   ---------
Net asset value, beginning of year    $          $12.535    $12.557    $12.628     $12.685
 Income from Investment
   Operations
 Net investment income                              .526       .397       .502        .795
 Net realized and unrealized gain
   (loss) on investments                           (.022)      .001      (.042)       .033
                                      --------   --------   --------   --------   ---------
  Total from Investment
    Operations                                      .504       .398       .460        .828
 Less Distributions
 Dividends from net investment
   income                                          (.495)     (.420)     (.531)      (.885)
 Dividends from realized gains on
   investments                             --         --         --         --          --
                                      --------   --------   --------   --------   ---------
Net asset value, end of year          $          $12.544    $12.535    $12.557     $12.628
                                      ========   ========   ========   ========   =========
Total Return*                                %      4.09%      3.19%      3.67%       6.53%
Net assets, end of year (000's)       $          $483,039   $380,249   $461,991    $502,510
Ratio of total investment expenses
  to average net assets                      %       .32%       .31%       .37%        .36%
Ratio of net investment income to
  average net assets                         %      4.16%      3.14%      3.96%       6.09%


                                                     Year Ended December 31
                                      -----------------------------------------------------
                                        1990       1989       1988       1987       1986
                                      --------   --------   --------   --------   ---------
Net asset value, beginning of year    $ 12.574   $ 12.639   $ 12.602   $ 13.557   $ 13.943
 Income from Investment
   Operations
 Net investment income                   1.057      1.179       .947       .882       .895
 Net realized and unrealized gain
   (loss) on investments                  .004       .006      (.003)     (.011)      .004
                                      --------   --------   --------   --------   ---------
  Total from Investment
    Operations                           1.061      1.185       .944       .871       .899
 Less Distributions
 Dividends from net investment
   income                                (.950)    (1.248)     (.907)    (1.826)    (1.258)
 Dividends from realized gains on
   investments                              --      (.002)        --         --      (.027)
                                      --------   --------   --------   --------   ---------
Net asset value, end of year          $ 12.685   $ 12.574   $ 12.639   $ 12.602   $ 13.557
                                      ========   ========   ========   ========   =========
Total Return*                             8.44%      9.39%      7.50%      6.81%      6.88%
Net assets, end of year (000's)       $553,240   $416,802   $391,234   $340,894   $312,650
Ratio of total investment expenses
  to average net assets                    .33%       .36%       .47%       .31%       .35%
Ratio of net investment income to
  average net assets                      8.13%      9.00%      7.28%      6.70%      6.67%

Per share data calculated using weighted average number of shares outstanding throughout the year.

* The total return percentage does not reflect the mortality and expense charges, or other expenses, applicable to the separate accounts that invest in the Fund. Inclusion of these expenses would reduce the total return figures.

Additional information about the performance of the Fund is contained in the Fund's Annual Report dated December 31, 1995. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-525-4225.

                                                   Aetna Variable Encore Fund  3

                              INVESTMENT OBJECTIVE

Encore Fund's investment objective is to provide high current return, consistent with preservation of capital and liquidity, primarily through investment in high-quality money market instruments. Encore Fund's investment objective is fundamental and may not be changed without the vote of a majority of its outstanding voting securities as defined by the Investment Company Act of 1940 ("1940 Act"). There can be no assurance that the Fund will meet its investment objective.

                     INVESTMENT POLICIES AND RESTRICTIONS

Investment Policies Encore Fund will invest primarily in (a) money market instruments that have a maturity at the time of purchase, as defined under federal securities laws, of 397 days or less (762 days or less for U.S. Government securities) and (b) debt securities with a longer maturity, if the Fund has the absolute right to sell such securities back to the issuer for at least the face amount of the debt obligation within 397 days after the date of purchase. Encore Fund invests in U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks, finance company commercial paper, corporate commercial paper (including variable-rate instruments); documented discount notes of banks, domestic bankers' acceptances eligible for discount at the Federal Reserve, Yankee certificates of deposit, Yankee commercial paper, Eurodollar securities, repurchase agreements, corporate bonds and notes and other debt instruments, and may purchase securities on a when-issued or delayed-delivery basis. The Fund will not invest more than 25% of its total assets in securities or obligations of foreign issuers. All foreign securities and obligations purchased by the Fund will be U.S. dollar denominated. The Fund may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts; however, the Fund does not intend to invest more than 5% of its total assets in such securities. The average maturity of the portfolio will depend on the investment adviser's appraisal of money market conditions; however, it will not exceed 90 days. All earned income and realized capital gains will be reinvested.

In addition, Encore Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two rating agencies (or one, if only one agency has rated the security). High-quality securities may also include unrated securities if the investment adviser determines the security to be of comparable quality. The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security) and unrated securities if the investment adviser determines the security to be of comparable quality. With respect to these securities, the Fund may not invest more than the greater of 1% of the market value of its total assets or $1 million in the securities or obligations of any one issuer. Encore Fund will use nationally recognized rating agencies such as Standard & Poor's Corporation and Moody's Investors Service, Inc. when determining security credit ratings. All investments will be determined by the Investment Adviser to present minimal credit risks.

Industry Concentration Encore Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. Also, the Fund will not hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the Fund's total assets and does not include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Illiquid and Restricted Securities The Fund may invest up to 10% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days in the ordinary course of business without taking a materially reduced price. In addition, the Fund may invest in securities that are subject to legal or contractual restrictions as to resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. Because of the absence of a trading market for these securities, the Fund may take longer to liquidate the position and may realize less than the amount originally paid by the Fund. The Investment Adviser, in accordance with the powers adopted by the Board of Trustees, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

4  Aetna Variable Encore Fund

International Securities The Fund may invest up to 25% of its total assets in U.S. dollar denominated securities or obligations of foreign issuers. Investments in securities of foreign issuers involve risks not present in domestic markets. Such risks may include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays and less publicly available information about foreign issuers.

Repurchase Agreements Under a repurchase agreement, Encore Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time. Assets may be invested in repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, Encore Fund may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of the Fund to liquidate the collateral may be delayed or limited.

The Fund's Board of Trustees has established credit standards for issuers of repurchase agreements entered into by the Fund.

Securities Lending The Fund may lend portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Fund's total assets. The Fund will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that the borrower may become insolvent or default on the loan. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral. A loan may be terminated at any time by the borrower or lender upon proper notice.

Borrowing The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund does not intend to borrow for leveraging purposes; but it has the authority to do so; provided, 300% of the amount borrowed does not exceed the Fund's assets including the borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.
Encore Fund is subject to further investment restrictions described in the SAI.

                            MANAGEMENT OF THE FUND

Trustees The operations of Encore Fund are managed under the direction of the Board of Trustees (Trustees). The Trustees set broad policies for the Fund. Information about the Trustees is found in the SAI.


Investment Adviser ALIAC, the investment adviser for the Fund, is a Connecticut insurance corporation located at 151 Farmington Avenue, Hartford, Connecticut 06156. It is a wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn a wholly owned subsidiary of Aetna Life and Casualty Company (Aetna). ALIAC is registered with the SEC as an investment adviser and manages over $22 billion in assets including those held by Encore Fund.

Under an investment advisory agreement with Encore Fund effective January 1, 1996, ALIAC is responsible for managing the assets of the Fund in accordance with the investment objective and policies described above. ALIAC determines what securities and other instruments are purchased and sold by the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund's portfolio. ALIAC receives a management fee from Encore Fund based on average daily net assets of the Fund at an annual rate of 0.25%.

Portfolio Management Jeanne Wong-Boehm, Managing Director, ALIAC, has been the Portfolio Manager for Aetna Variable Encore Fund for over 6 years. Ms. Wong-Boehm has over 10 years of investment management experience and earned her BBA and MBA degrees from Pace University and an MFS degree from Yale University.

Expenses and Fund Administration. Under an Administrative Services Agreement with the Fund, ALIAC provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. ALIAC also assumes all ordinary recurring direct costs of the Fund. For the services provided under the Administrative Services Agreement, ALIAC will receive an annual fee, payable monthly at a rate of 0.10% of the average daily net assets of the Fund.


                                                    Aetna Variable Encore Fund 5

                              GENERAL INFORMATION

Declaration of Trust Encore Fund was organized as a "Massachusetts business trust" under the laws of Massachusetts on January 25, 1984. It began operations on May 1, 1984 upon succeeding to the assets of Aetna Variable Encore Fund, Inc. Massachusetts law provides that shareholders of the Fund can, under certain circumstances, be held personally liable for the obligations of the Fund. The Fund has been structured, and will be operated in such a way, so as to ensure as much as possible, that shareholders will not be liable for obligations of the Fund. The Declaration of Trust (Declaration) contains an express disclaimer of shareholder liability for acts or obligations of the Fund under Massachusetts law, and requires that notification of this disclaimer be given in each agreement, obligation or instrument entered into by the Fund or the Trustees. A more complete discussion of potential liability of shareholders of the Fund under Massachusetts law is contained in the SAI under "Description of Shares -- Shareholder and Trustee Liability."

Capital Stock The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Fund. All shares are nonassessable, other than as disclosed above. There are no preemptive rights.


As of March 31, 1996, there were            shares of the Fund outstanding,
all of which were owned by ALIAC and held in its separate accounts to fund ALIAC's obligations under its variable annuity contracts and variable life insurance policies.


Shareholder Meetings The Fund is not required to hold annual shareholder meetings. The Declaration provides for meetings of shareholders to elect Trustees at such time as may be determined by the Trustees or as required by the Investment Company Act of 1940. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Trustees and will assist with communications concerning that shareholder meeting.

Voting Rights Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Participants who select the Fund for investment through their variable annuity contract or variable life policy are not the shareholders of the Fund, but may have the right to direct the voting of Fund shares at shareholder meetings if required by law.

                                 TAX MATTERS

The following discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The following discussion is for general information only; a more detailed discussion of federal income tax considerations is contained in the SAI. The term "shareholders", as used below, refers to insurance company separate accounts who hold shares in connection with variable annuity or variable life insurance contracts. Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information concerning federal income tax consequences.

The Fund The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") concerning: (1) the diversification of assets; (2) the distribution of income; and (3) the source of income. It is the policy of the Fund to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code. In addition, the Fund intends to comply with the variable asset diversification requirements under Section 817(h) of the Code, which are described more fully in the SAI.

Fund Distributions Distributions by the Fund are taxable, if at all, to the insurance company separate accounts, and not to variable annuity or variable life insurance contract holders.

In general, shareholders include distributions in their taxable income in the year in which they are received (whether paid in cash or reinvested). However, distributions declared in December and paid in January are taxable as if paid on December 31 of the year of declaration. A statement will be sent to shareholders indicating the tax status of all distributions made during the previous year.

Share Redemptions Any gain or loss realized upon a taxable disposition of a shareholder's shares will be treated as a taxable long-term or short-term capital gain or loss (depending on whether the shareholder has held the shares more than 12 months). Any loss realized upon a taxable disposition of a Fund's shares may be subject to limitations that are described more fully in the SAI.

6  Aetna Variable Encore Fund

                         SALE AND REDEMPTION OF SHARES

Shares of the Fund are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order in acceptable form. No sales charge or redemption charge is made.

                               NET ASSET VALUE

The net asset value per share (NAV) of the Fund is determined as of 4:15 p.m. Eastern time, on each day that the New York Stock Exchange is open for trading. The NAV is computed by dividing the total value of the Fund's securities, plus any cash or other assets less all liabilities (including accrued expenses), by the number of shares outstanding.

As a general rule, portfolio securities are valued at their fair value in such a manner as may be determined, from time to time, in good faith by, or under the authority of, the Trustees. Generally, portfolio securities having sixty days or less to maturity will be valued at amortized cost. The Trustees may authorize the use of independent pricing services, where appropriate.

                                                   Aetna Variable Encore Fund  7

                                    GLOSSARY

This glossary describes some of the securities in which Encore Fund may invest in pursuing its investment objective.

U.S. Government Direct Obligations -- issued by the Treasury Department and include bills, notes, and bonds.

(bullet) Treasury bills are issued with maturities of any period up to one year. They are issued in bearer form and are sold on a discount basis to pay the face amount at maturity. The income for the investor is the difference between the purchase price and the maturity value (or the sale price if sold prior to maturity).

(bullet) Treasury notes are interest-bearing obligations with original maturities of one to ten years.

(bullet) Treasury bonds are longer term, interest-bearing obligations with original maturities from ten to thirty years.

U.S. Government Agencies Securities -- Federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include the Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

Bankers' Acceptances -- A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is generally used by corporations to finance the shipment and storage of goods. When the draft is accepted by a bank, the bank unconditionally guarantees to pay the face value of the instrument on its maturity date. An investor can purchase a bankers' acceptance in the secondary market at the going rate of discount for a specific maturity. Maturities of the instrument are generally six months or less.

Certificates of Deposit -- A certificate of deposit is a receipt issued by a bank or savings and loan association in exchange for the deposit of funds. It earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit are dollar-denominated deposits in banks outside the United States. The bank may be a foreign bank or a foreign branch of a United States bank. Yankee certificates of deposit are United States dollar-denominated deposits issued and payable by United States branches of foreign banks.

Commercial Paper -- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and finance companies. Maturities on these issues vary from a few days to nine months. Yankee commercial paper is issued by foreign institutions in the United States markets and payable in United States dollars.

Repurchase Agreement -- A repurchase agreement is an agreement between a seller and buyer, usually of U.S. Government securities to sell and subsequently repurchase securities at a fixed price on a future date. Under a reverse repurchase agreement, the Fund would in effect sell portfolio securities to another entity, with an agreement to repurchase at a specified future date. The repurchase price under any type of repurchase agreement reflects an agreed-upon interest rate for the period of purchase, which tends to reflect current interest rates in the market rather than original issue rate on the security.

8  Aetna Variable Encore Fund

             Statement of Additional Information dated: May 1, 1996


                                AETNA VARIABLE
                                 ENCORE FUND

                            151 Farmington Avenue
                         Hartford, Connecticut 06156


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Aetna Variable Encore Fund dated May 1, 1996.


A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing:

                          Aetna Variable Encore Fund
                            151 Farmington Avenue
                         Hartford, Connecticut 06156
                                1-800-525-4225

                    Read the prospectus before you invest.

                              TABLE OF CONTENTS

General Information and History                                      2
Investment Objective and Policies of the Fund                        2
Description of Various Securities and Investment Techniques          4
Trustees and Officers of the Fund                                    5
Control Persons and Principal Holders of The Fund                    7
The Investment Advisory Contract                                     7
Administrative Services Agreement                                    9
Brokerage Allocation                                                 9
Description of Shares                                               10
Tax Matters                                                         11
Sale and Redemption of Shares                                       14
Net Asset Value                                                     14
Custodian                                                           15
Independent Auditors                                                15
Commercial Paper Ratings                                            16
Financial Statements                                               S-1

                        GENERAL INFORMATION AND HISTORY

Aetna Variable Encore Fund ("Encore Fund" or "Fund") is an open-end diversified management investment company which sells its shares of beneficial interest to (i) Aetna Life Insurance and Annuity Company ("Company") for allocation to certain of its separate accounts, each of which has been established for the purpose of funding either variable annuity contracts or variable life insurance contracts issued by the Company, and
(ii) affiliates and subsidiaries of the Company for allocation to their separate accounts in connection with the purchase of annuity contracts.

                INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The investment objective of Encore Fund is to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Encore Fund will operate under the following restrictions, which together with its investment objective, are matters of fundamental policy and cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. This means the lesser of: (i) 67% of the shares of the Fund present or represented at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present or represented; or
(ii) more than 50% of the outstanding voting securities of the Fund.

In seeking to accomplish its investment objective, the Fund will not:

 (1) issue any senior security (as defined in the Investment Company Act of 1940 (the "1940 Act")), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities, (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order, and (c) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

 (2) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

 (3) concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies;

 (4) make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

 (5) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts;

 (6) borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements; and (b) for temporary, emergency purposes, the

2  Aetna Variable Encore Fund

     Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made;

 (7) purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or

 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").
     (Note that as a money market fund, the Fund's investment program does not currently allow investment in futures contracts.)

The Fund has also adopted certain other investment restrictions which may be changed by the Fund's Trustees and without shareholder vote. Under such restrictions, the Fund will not:

 (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

 (2) invest more than 10% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

 (3) purchase the securities of any other investment company, except as permitted under the 1940 Act;

 (4) invest in companies for the purpose of exercising control or management;
     or

 (5) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. The Fund may only purchase foreign securities or obligations that are U.S. dollar denominated.

Where the Fund's investment objective or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and the conditions of Rule 2a-7 under the 1940 Act are met. High-quality securities may also include unrated securities if the investment adviser determines the security to be of comparable quality.

The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if the investment adviser determines the security

                                                   Aetna Variable Encore Fund  3
to be of comparable quality. With respect to this group of securities, the Fund may not, however, invest more than the greater of 1% of the market value of its total assets or $1 million in the securities or obligations of a single issuer.

         DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

The following information supplements and should be read in conjunction with the section of the prospectus entitled "Investment Policies and Restrictions."

Repurchase Agreements

Encore Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Fund's Board of Trustees. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested, even though the maturity of the underlying instruments may exceed the 397-day maturity limitation (762 days for U.S. Government securities) of Encore Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by the Fund. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of the Fund.

The Company will not make loans, enter into repurchase agreements or lend portfolio securities unless it receives collateral that is at least equal to the value of the loan, including accrued interest.

Reverse Repurchase Agreements

Encore Fund may enter into "reverse repurchase agreements" in which the Fund, as seller of the securities, agrees to repurchase them at an agreed upon time and price. When engaging in reverse repurchase agreements with banks or broker-dealers, the Fund will receive cash and will deposit collateral in the form of cash or cash equivalents in a segregated account maintained by Mellon Bank, N.A. Such collateral will be maintained at all times in an amount equal to at least 100% of the amount due to the bank or broker- dealer with which the Fund entered into the reverse repurchase agreement.

When-Issued or Delayed-Delivery Securities

During any period that the Fund has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will maintain with its custodian bank a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations. To the extent that the market value of securities held in this segregated account falls below the amount that the Fund will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Fund's liquidity and ability to manage its portfolio. When the Fund engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to invest funds held in the segregated account more advantageously.

The Fund will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the Fund at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to

4  Aetna Variable Encore Fund
changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Maturity Policies

The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, no security in the Fund's portfolio will have a maturity of greater than thirteen months (397 calendar days), or, in the case of United States Government securities, no greater than twenty-five months (762 calendar days).

                      TRUSTEES AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the direction of the Board of Trustees. The Trustees and executive officers of the Fund and their principal occupations for the past five years are listed below. Those trustees who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*), and hold similar positions with other investment companies in the same fund complex managed by the Investment Adviser.


--------------------------------------------------------------------------------------------------------------
                                               Principal Occupation During Past Five Years
                           Position(s) Held    (and Positions held with Affiliated Persons or
Name, Address and Age      with Registrant     Principal Underwriters of the Registrant)**
--------------------------------------------------------------------------------------------------------------
Shaun P. Mathews*          Trustee and         Chief Executive, Aetna Investment Services, Inc., October
151 Farmington Avenue      President           1995 to Present; President, Aetna Investment Services,
Hartford, Connecticut                          Inc., March 1994 to Present; Director and Chief Operations
Age 40                                         Officer, Aetna Investment Services, Inc., July 1993 to
                                               Present; Director and Senior Vice President, Aetna
                                               Insurance Company of America, February 1993 to Present;
                                               Senior Vice President and Director of ALIAC, March 1991
                                               to Present; Vice President of Aetna Life Insurance Company,
                                               1991 to Present.
---------------------------------------------------------------------------------------------------------------
James C. Hamilton          Vice President      Chief Financial Officer, Aetna Investment Services, Inc.,
151 Farmington Avenue      and Treasurer       July 1993 to Present; Director, Vice President and
Hartford, Connecticut                          Treasurer, Aetna Insurance Company of America, February
Age 54                                         1993 to Present; Director, Aetna Private Capital, Inc.,
                                               November 1990 to Present; Vice President and Treasurer
                                               of ALIAC, October 1988 to Present; Vice President and
                                               Actuary, Aetna Life Insurance Company, 1988 to Present.
---------------------------------------------------------------------------------------------------------------


                                                   Aetna Variable Encore Fund  5

---------------------------------------------------------------------------------------------------------------
                                               Principal Occupation During Past Five Years
                           Position(s) Held    (and Positions held with Affiliated Persons or
Name, Address and Age      with Registrant     Principal Underwriters of the Registrant)**
---------------------------------------------------------------------------------------------------------------
John Y. Kim*               Trustee and         President, Chief Executive Officer, and Chief Investment
151 Farmington Avenue      Vice President      Officer, Aeltus Investment Management, Inc., December
Hartford, Connecticut                          1995 to Present; Senior Vice President and Director, ALIAC
Age 35                                         and Chief Investment Officer, Aetna Life and Casualty
                                               Company, May 1994 to Present; Managing Director, Mitchell
                                               Hutchins Institutional Investors, New York, NY, September
                                               1993 to April 1994; Vice President of Investor Relations
                                               and Senior Portfolio Manager, Aetna Life and Casualty
                                               Company, October 1991 to August 1993.
----------------------------------------------------------------------------------------------------------------
Susan E. Bryant            Secretary           Counsel, Aetna Life and Casualty Company, March 1993 to
151 Farmington Avenue                          Present; General Counsel and Corporate Secretary, First
Hartford, Connecticut                          Investors Corporation, April 1991 to March 1993;
Age 48                                         Administrator, Oklahoma Department of Securities, March
                                               1986 to April 1991.
----------------------------------------------------------------------------------------------------------------
Morton Ehrlich             Trustee             Chairman and Chief Executive Officer, Integrated
1000 Venetian Way                              Management Corp. (an entrepreneurial company) and
Miami, Florida                                 Universal Research Technologies, 1992 to Present; Director
Age 61                                         and Chairman, Audit Committee, National Bureau of Economic
                                               Research, 1985 to 1992; President, LIFECO, Travel Services
                                               Corp., October 1988 to December 1991.
----------------------------------------------------------------------------------------------------------------
Maria T. Fighetti          Trustee             Manager/Attorney, Health Services, New York City
325 Piermont Road                              Department of Mental Health, Mental Retardation and Alcohol
Closter, New Jersey                            Services, 1973 to Present.
Age 52
----------------------------------------------------------------------------------------------------------------
David L. Grove             Trustee             Private Investor; Economic/Financial Consultant,
5 The Knoll                                    December 1985 to Present.
Armonk, New York
Age 77
-----------------------------------------------------------------------------------------------------------------
Daniel P. Kearney*         Trustee             Executive Vice President of Aetna Life and Casualty Company,
151 Farmington Avenue                          1993 to Present; Group Executive, Aetna Life and Casualty
Hartford, Connecticut                          Company, 1991 to 1993.
Age 56
-----------------------------------------------------------------------------------------------------------------
Sidney Koch                Trustee             Financial Adviser, self-employed, January 1993 to Present;
455 East 86th Street                           Senior Adviser, Daiwa Securities America, Inc., January
New York, New York                             1992 to January 1993; Executive Vice President, Member
Age 60                                         of Executive Committee, Daiwa Securities America, Inc.,
                                               January 1986 to January 1992.
------------------------------------------------------------------------------------------------------------------


6  Aetna Variable Encore Fund


------------------------------------------------------------------------------------------------------------------
                                               Principal Occupation During Past Five Years
                           Position(s) Held    (and Positions held with Affiliated Persons or
Name, Address and Age      with Registrant     Principal Underwriters of the Registrant)**
------------------------------------------------------------------------------------------------------------------

Corine T. Norgaard         Trustee, Chair      Professor, Accounting and Dean of the School of Management,
School of Management       Audit Committee     Binghamton University (Binghamton, NY), August 1993 to
Binghamton University      and Contract        Present; Professor, Accounting, University of Connecticut
Binghamton, New York       Committee           (Storrs, Connecticut), September 1969 to June 1993;
Age 58                                         Director, The Advest Group (holding company for brokerage
                                               firm).
------------------------------------------------------------------------------------------------------------------
Richard G. Scheide         Trustee             Trust and Private Banking Consultant, David Ross Palmer
11 Lily Street                                 Consultants, July 1991 to Present; Executive Vice President
Nantucket, Massachusetts                       and Manager, Bank of New England, N.A., June 1976 to July
Age 66                                         1991.
------------------------------------------------------------------------------------------------------------------


Members of the Board of Trustees who are also directors, officers or employees of Aetna Life and Casualty Company are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Aetna or its subsidiaries receive an annual retainer of $2,000 for service on the Board, and a fee of $400 per Fund for each meeting of such Board (equal to an aggregate annual fee of $8,000). They may also receive an annual fee of $400 or $500 for service on the Audit and Contract Committees, respectively.


As of December 31, 1995 the unaffiliated members of the Board of Trustees were compensated as follows:



------------------------------------------------------------------------------------------------
Name of Person,            Aggregate Compensation   Total Compensation from Registrant and Fund
Position                   from Registrant          Complex* Paid to Directors
 ------------------------   ----------------------   --------------------------------------
Corine Norgaard                       $                                $
Director and Chairman,
Audit and Contract
Committees
 ------------------------   ----------------------   --------------------------------------
Sidney Koch                           $                                $
Director and Member,
Audit and Contract
Committees
 ------------------------   ----------------------   --------------------------------------
Maria T. Fighetti                     $                                $
Director and Member,
Audit and Contract
Committees
 ------------------------   ----------------------   --------------------------------------
Morton Ehrlich                        $                                $
Director and Member,
Audit and Contract
Committees
 ------------------------   ----------------------   --------------------------------------
Richard G. Scheide                    $                                $
Director and Member,
Audit and Contract
Committees
-------------------------   ----------------------   ---------------------------------------


                                                   Aetna Variable Encore Fund  7


------------------------------------------------------------------------------------------------
Name of Person,            Aggregate Compensation   Total Compensation from Registrant and Fund
Position                   from Registrant          Complex* Paid to Directors
 ------------------------   ----------------------   --------------------------------------
David L. Grove                        $                                $
Director and Member,
Audit and Contract
Committees
 ------------------------   ----------------------   --------------------------------------

 * Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B) and Aetna Generation Portfolios, Inc.


** Mr. Grove elected to defer all such compensation.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND


As of March 31, 1996, all of the shares of the Encore Fund were owned by the Company and its affiliates and allocated to variable annuity and variable life insurance separate accounts to fund obligations under variable annuity contracts and variable life insurance contracts. Contract holders in these separate accounts are provided the right to direct the voting of Fund shares at shareholder meetings. The Company and its affiliates vote the shares that they own in these separate accounts in accordance with contract holders' directions. Undirected shares of the Fund will be voted for each Account in the same proportion as directed shares. The Company is a wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn a wholly owned subsidiary of Aetna Life and Casualty Company located at 151 Farmington Avenue, Hartford, Connecticut 06156.


                       THE INVESTMENT ADVISORY CONTRACT


The Fund has entered into an Investment Advisory Agreement (the "Management
Agreement") with the Company, dated as of    , 1996. A prior investment advisory
agreement, with substantially identical terms, was previously in effect.
Under the Management Agreement and subject to the direction of the Board of Trustees of the Fund, the Company has responsibility for supervising all aspects of the operations of the Fund. For its services under the Management Agreement, the Company receives an annual investment advisory fee of 0.25% of the average daily net assets of the Fund. See "Management of the Fund" in the Prospectus.


The Management Agreement provides that the Company shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Trustees of the Fund who are employees of the Company or an affiliated entity and any salaries and employment benefits of officers of the Fund who are affiliated persons of the Company for acting as officers of the Fund. The Management Agreement also provides that the Fund will pay (i) investment advisory fees; (ii) broker's commissions and certain other transaction fees including the portion of such fees, if any, which is attributable to brokerage research services; (iii) fees and expenses of the Fund's independent auditors and outside legal counsel; (iv) expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except as such expenses may be borne by the distributor; (v) interest and taxes; (vi) fees and expenses of those of the Fund's Trustees who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Company; (vii) shareholder's meeting expenses; (viii) Administrator, transfer agent, custodian and dividend disbursing agent fees and expenses; (ix) fees of dividend, accounting and pricing agents appointed by the Fund; (x) fees payable to the Securities and Exchange Commission ("SEC") or in connection with the registration of shares of the Fund under the laws of any state or territory of the United States or the District of Columbia; (xi) fees and assessments of the Investment Company Institute or any successor organization and other

8  Aetna Variable Encore Fund
association memberships approved by the Board of Trustees; (xii) such nonrecurring or extraordinary expenses as may arise; (xiii) all other ordinary business expenses incurred in the operations of the Fund, unless specifically allocable otherwise by the Management Agreement; (xiv) costs attributable to investor services, administering shareholder accounts and handling shareholder relations; (xv) all expenses incident to the payment of any dividend, distribution, withdrawal or redemption; and (xvi) insurance premiums on property and personnel (including officers and Trustees) of the Fund which inure to its benefit.

The Management Agreement provides that if, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sales (unless a waiver is obtained), the Company shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year.

The Management Agreement provides that it will continue in effect from year to year provided that it is specifically approved at least annually by the Board of Trustees of the Fund and by a majority of the non-interested Trustees by votes cast at a meeting called for such purpose. The Management Agreement provides that it may be terminated at any time by vote of the Fund's Trustees or by vote of a majority of the Fund's outstanding voting securities, or the Company, on sixty (60) days' written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.


Pursuant to the terms of the previous management agreement, the Company received an annual investment advisory fee of 0.25% of the average daily net assets of the Fund. For the years 1993, 1994 and 1995, the Fund paid the Company an investment advisory fee of $1,026,406, $1,061,521 and $ respectively.


The service mark of the Aetna Variable Encore Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Company or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Fund.

                      ADMINISTRATIVE SERVICES AGREEMENT


The Fund has entered into an Administrative Services Agreement with the Company effective May 1, 1996 under which the Company has agreed to provide all administrative services in support of the Fund. In addition, the Company has agreed to assume all ordinary recurring direct costs of the Fund that it would be required to pay under the terms of the Investment Advisory Agreement. As a result, the Company will be covering all costs of the Fund other than the investment advisory fee and brokerage costs and other transaction costs in connection with the purchase and sale of securities for its portfolio. For the services provided under the Administrative Services Agreement, the Company will receive an annual fee, payable monthly at a rate of 0.10% of the average daily net assets of the Fund. Prior to May 1, 1996, the Company had an Administrative Services Agreement that provided for the reimbursement of a proportionate share of the Company's overhead in administering the Fund. Prior to May 1, 1996, the Fund was obligated to pay its own direct costs. The total of the direct costs and administrative costs for the years ended December 31, 1993, 1994 and 1995
were $124,261, $133,563 and $          , respectively.

The Administrative Services Agreement was approved by the Board of Trustees on February 28, 1996 and will remain in effect until January 1, 1997. It will then remain in effect from year-to-year if approved annually by a majority of the Trustees. It may be terminated by either party on sixty days' written notice.


                             BROKERAGE ALLOCATION

Subject to the direction of Encore Fund's Board of Trustees, the Company has responsibility for making the Fund's investment decisions and for effecting the execution of trades for the Fund's portfolio. Purchases and sales of portfolio securities will usually be made in principal transactions, which will result

                                                   Aetna Variable Encore Fund  9
in the payment of no brokerage commission. In such transactions, portfolio securities will normally be purchased directly from or sold to the issuer or an underwriter or market-maker for these securities.

The primary criterion used in the allocation of purchase transactions is the availability of a security which best meets the requirements of the Fund's portfolio strategy. This determination is based on the safety, liquidity, yield and maturity of the security in relation to other money market instruments then available. The primary criterion used in the allocation of sale transactions will be that of obtaining the best price and execution of such transactions under the circumstances then prevailing. Certain executive officers of the Company also have supervisory responsibility with respect to the securities portfolio of the Company's own general account. Further, the Company also acts as investment adviser to other investment companies registered under the 1940 Act. In placing orders for the purchase and sale of debt securities for the Fund, the Company will normally use its own facilities and there will not be allocations of such orders between the Fund and the Company's general account. However, to the extent the Company has other clients, the Fund and another advisory client of the Company may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the Fund and the other portfolios, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment by the Fund and the other portfolios, and the size of their respective investment commitments. Trades may be executed between Funds and such trades are executed at "current market price" in compliance with SEC Rule 17a-7.


The Fund did not pay any brokerage commissions for 1993, 1994 and 1995.

For the fiscal year ended December 31, 1995, portfolio transactions in the amount of $________ were directed to certain brokers because of research services, of which commissions in the amount of $________ were paid with respect to such transactions. No brokerage business was placed with any brokers affiliated with ALIAC during the last three fiscal years.


                            DESCRIPTION OF SHARES

Aetna Variable Encore Fund was established under the laws of Massachusetts by a Declaration of Trust ("Declaration") dated January 25, 1984.

The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class, each of which represents a proportionate interest in the Fund equal to each other share. The Trustees have the power to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportional beneficial interest in the Fund.

Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Fund shares are fully paid and non-assessable, except as set forth below.

Shareholder and Trustee Liability

Encore Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such business trusts may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not true in the case of a corporation. The Declaration provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Declaration further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he or she

10  Aetna Variable Encore Fund
would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. A meeting of the shareholder at which Trustees were elected was most recently held on April 13, 1994. Thereafter, no further meeting of shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees. Vacancies occurring between such meetings shall be filled in an otherwise legal manner if, immediately after filling any such vacancy, at least two-thirds of the Trustees holding office have been elected by shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Trustees may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; (4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of the Fund's shareholders. Any Trustee may also voluntarily resign from office.

Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

The Declaration may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Trustees and consented to by a majority of the shareholders. The Trustees may also amend the Declaration without the vote or consent of shareholders if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so.

Shares have no preemptive or conversion rights.

                                 TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information concerning the federal income tax consequences of owning such variable annuity contracts or variable life insurance policies.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

                                                  Aetna Variable Encore Fund  11

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

Finally, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more

12  Aetna Variable Encore Fund
than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to ALIAC as ordinary income and treated as dividends for federal income tax purposes.

The Fund may either retain or distribute to ALIAC its net capital gain, if any, for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to ALIAC as long-term capital gain, regardless of the length of time ALIAC has held its shares or whether such gain was recognized by the Fund prior to the date on which ALIAC acquired shares. All distributions paid to ALIAC, whether characterized as ordinary income or capital gain, are not taxable to variable annuity or variable life insurance contract holders.

If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                                                  Aetna Variable Encore Fund  13

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions paid to ALIAC will be reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Shares

ALIAC will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Although gain or loss realized on shares redeemed through the direction of variable annuity or variable life insurance contract holders is taxable to ALIAC, such variable annuity or variable life insurance contract holders will not be subject to tax.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                        SALE AND REDEMPTION OF SHARES

Shares of Encore Fund are sold and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form by the Company. No sales charge or redemption charge is made. The value of shares redeemed may be more or less than the shareholder's cost, depend-

14  Aetna Variable Encore Fund
ing upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made to the Company by Encore Fund within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by the Company acting as transfer agent for the Fund. The right to redeem Fund shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of the Fund.

                               NET ASSET VALUE

As a general rule, portfolio securities are valued at their fair value in such a manner as may be determined from time to time, in good faith by, or under the authority of, the Board of Trustees. Generally, portfolio securities having sixty days or less to maturity will be valued at amortized cost. The Trustees may authorize the use of independent pricing services, where appropriate.

                                  CUSTODIAN


Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for assets of the Fund. The custodian does not participate in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                             INDEPENDENT AUDITORS


         , CityPlace II, Hartford, Connecticut 06103-4103 serves as independent
auditors to the Fund.                  provides audit services, assistance and
consultation in connection with SEC filings.


                                                  Aetna Variable Encore Fund  15

                            COMMERCIAL PAPER RATINGS

                       Moody's Investors Service, Inc.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  (bullet) Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
           -- Leading market positions in well-established industries.
           -- High rates of return on funds employed.
           -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
           -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  (bullet) Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  (bullet) Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

  (bullet) Issuers rated Not Prime do not fall within any of the Prime rating categories.

16  Aetna Variable Encore Fund

                            COMMERCIAL PAPER RATINGS

                        Standard & Poor's Corporation

Standard & Poor's Commercial Paper quality ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

  A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

       A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

       A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

                                                  Aetna Variable Encore Fund  17

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a)      Financial Statements*:
                  (1) Included in Part A:
                        Financial Highlights
                  (2) Included in Part B:
                        Statements of Assets and Liabilities as of December 31, 1995
                        Statements of Operations for the year ended December 31, 1995
                        Statements of Changes in Net Assets for the years ended December 31, 1995 and 1994
                        Notes to  Financial  Statements
                        Portfolio  of  Investments
                        Independent Auditors' Report


         (b)      Exhibits:
                  (1)          Charter (Declaration of Trust)(1)
                  (2)          Amended Bylaws (adopted by Board of Directors
                                September 14, 1994)(2)
                  (3)          Not Applicable
                  (4)          Not Applicable
                  (5)          Investment Advisory Agreement(3)
                  (6)          Not Applicable
                  (7)          Not Applicable
                  (8)          Custodian Agreements and Depository Contracts(4)
                  (9)          Administrative Services Agreement*
                  (10.1)       Opinion of Counsel(5)
                  (10.2)       Consent of Counsel *
                  (11)         Consent of Independent Auditors *
                  (12)         Not Applicable
                  (13)         Not Applicable
                  (14)         Not Applicable
                  (15)         Not Applicable
                  (16)         Not Applicable
                  (17)         Financial Data Schedule *
                  (18)         Powers of Attorney(2)

*    To be filed by subsequent Post-Effective Amendment.

1 Incorporated herein by reference to the Registration Statement on Form N-1A, File No. 2-53038, as filed with the Securities and Exchange Commission on May 1, 1984.

ENCORE.DOC

2 Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, File No. 2-53038, as filed with the Securities and Exchange Commission on April 24, 1995.
3 Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, File No. 2-51739, as filed with the Securities and Exchange Commission on April 26, 1994.
4 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, File No. 2-53038, as filed with the Securities and Exchange Commission on April 18, 1985.
5 Incorporated herein by reference to Registrant's 24f-2 Notice for the fiscal year ended December 31, 1994 as filed with the Securities and Exchange Commission on February 28, 1995.

Item 25. Persons Controlled by or Under Common Control

              Registrant is a Massachusetts business trust for which separate financial statements are filed. On January 31, 1996, Aetna Life Insurance and Annuity Company ("Company") owned 100% of the Registrant's outstanding shares of beneficial interest. Aetna Life and Casualty Company ("Aetna") indirectly owned 100% of the Company's outstanding shares of common stock on January 31, 1996.

              A diagram of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to
              Item 26 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-75982, as filed electronically with the Securities and Exchange Commission on February 20, 1996.

Item 26. Number of Holders of Securities

           (1) Title of Class             (2) Number of Record Holders
               --------------                 ------------------------

           Shares of Beneficial Interest      (to be updated by amendment)
           $1.00 par value                    (Each record holder is a separate
                                              account of the Company.)

Item 27. Indemnification

              Article V of the Registrant's Declaration of Trust, incorporated herein by reference to Exhibit 24(b)(1) to the Registrant's Registration Statement on Form N-1A filed May 1, 1984 (File No. 2-53038), provides indemnification for Registrant's trustees and officers.

              In addition, the Registrant's trustees and officers are covered under director and officer liability policies issued by National Union Fire Insurance Company, which generally indemnify the Registrant's trustees and officers for judgments and expenses in

ENCORE.DOC
              proceedings brought against them solely by reason of their positions as trustees and officers (in the absence of gross neglect or misfeasance). The policy expires on October 1, 1996.


Item 28.      Business and Other Connections of Investment Adviser

              The Investment Adviser is an insurance company that issues variable and fixed annuities, variable and universal life insurance policies and acts as depositor for separate accounts holding assets for variable contracts and policies. The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

------------------------------ ----------------------------------- ----------------------------------------------
Name                           Positions and Offices               Other Principal Position(s) Held
                               with Investment Adviser             Since Oct. 31, 1993/Addresses*/**
------------------------------ ----------------------------------- ----------------------------------------------
Daniel P. Kearney              Director, President and Chairman,   Executive Vice President (since December
                               Executive Committee (Principal      1993), and Group Executive, Financial
                               Executive Officer)                  Division (February 1993 - December 1993),
                                                                   Aetna Life and Casualty Company; Director,
                                                                   Aetna Insurance Company of America (since
                                                                   February 1993).

Christopher J. Burns           Director (1991); Senior Vice        Director, Aetna Financial Services, Inc.
                               President                           (since January 1996); Director (since July
                                                                   1993) of Aetna Investment Services, Inc.;
                                                                   Director (1992 - April  1995) and Senior Vice
                                                                   President, North American Operations
                                                                   (1993 - April  1995) of Aetna International, Inc.

Laura R. Estes                 Director and Senior Vice President  Director, Aetna Financial Services, Inc.
                                                                   (since January 1996); Director and Senior
                                                                   Vice President, Aetna Insurance Company of
                                                                   America (since February 1993); Director,
                                                                   Aetna Investment Services, Inc. (since July
                                                                   1993).

ENCORE.DOC

Timothy A. Holt                Director, Senior Vice President     Senior Vice President, Business Strategy &
                               and Chief Financial Officer (1996)  Finance, Aetna Retirement Services (since
                                                                   February 1996);  Vice President, Aetna
                                                                   Portfolio Management/Investment Group
                                                                   (August 1992 -   February 1996).

Gail P. Johnson                Director and Vice President         Vice President, Service and Retain
                                                                   Customers, Aetna Retirement Services (since
                                                                   February 1996); Vice President, Defined
                                                                   Benefit Services (September 1994 - February
                                                                   1996); Vice President, Plan Services,
                                                                   Pensions and Financial Services (December
                                                                   1992 - September 1994).

John Y. Kim                    Director and Senior Vice President  President, Aeltus Investment Management,
                                                                   Inc. (since December 1995); Chief Investment
                                                                   Officer, Aetna Life and Casualty Company
                                                                   (since May 1994); Managing Director,
                                                                   Mitchell Hutchins Institutional Investors,
                                                                   New York, NY (September 1993 - April 1994).

Shaun P. Mathews               Director and Vice President         Senior Vice President, Strategic Markets and
                                                                   Products (February 1993 - January 1996), of
                                                                   Aetna Life Insurance and Annuity Company;
                                                                   Director and Senior Vice President, Aetna
                                                                   Insurance Company of America (since February
                                                                   1993); Vice President of Aetna Life
                                                                   Insurance Company (since 1991).

Glen Salow                     Director and Vice President         Vice President, Information Technology,
                                                                   Investments and Financial Services (February
                                                                   1995 - February 1996); Vice President,
                                                                   Investment Systems, AIT (1992 - 1995).

ENCORE.DOC

Creed R. Terry                 Director and Vice President         Vice President, Select and Manage Markets,
                                                                   Aetna Retirement Services (since February
                                                                   1996); ALIAC Market Strategist (August 1995
                                                                   - February 1996); President, Chemical
                                                                   Technology Corporation (a subsidiary of
                                                                   Chemical Bank) (1991 - 1995).

Zoe Baird                      Senior Vice President and General   Senior Vice President and General Counsel of
                               Counsel                             Aetna Life and Casualty Company (since April
                                                                   1992).

Susan E. Schechter             Counsel and Corporate Secretary     Counsel, Aetna Life and Casualty Company
                                                                   (since November 1993).

Eugene M. Trovato              Vice President and Treasurer,       Vice President and Controller, (February
                               Corporate Controller                1995 - Present), Assistant Vice President,
                                                                   Planning, Reporting, and Analysis (October
                                                                   1992 - February 1995), Aetna Life Insurance
                                                                   and  Annuity Company.

Diane B. Horn                  Vice President and Chief            Senior Compliance Officer (August 1993 -
                               Compliance Officer                  February 1996), Aetna Life Insurance and
                                                                   Annuity Company and Aetna Life Insurance
                                                                   Company.

  * The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.
  ** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant which are not deemed to be principal positions.

Item 29. Principal Underwriters

         Not Applicable.

Item 30. Location of Accounts and Records

              As required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder, the Registrant and its investment adviser, ALIAC, maintain physical possession of each account, book or other documents, except shareholder records, at its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156.

ENCORE.DOC

Item 31. Management Services

              Not applicable.


Item 32. Undertakings

              The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Variable Encore Fund (Registrant) has duly caused this Post-Effective Amendment No. 39 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 1st day of March, 1996.

                                                     AETNA VARIABLE ENCORE FUND
                                                           (Registrant)

                                      By                Shaun P. Mathews *
                                         -------------------------------------
                                                        Shaun P. Mathews
                                                        President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on March 1, 1996 in the capacities indicated.

Signature                                        Title

Shaun P. Mathews*                                President and Trustee
------------------------------------
Shaun P. Mathews                                 (Principal Executive Officer)

Morton Ehrlich*                                  Trustee
------------------------------------
Morton Ehrlich

Maria T. Fighetti*                               Trustee
------------------------------------
Maria T. Fighetti

David L. Grove*                                  Trustee
------------------------------------
David L. Grove

Daniel P. Kearney*                               Trustee
------------------------------------
Daniel P. Kearney

John Y. Kim*                                     Trustee and Vice President
------------------------------------
John Y. Kim

Sidney Koch*                                     Trustee
------------------------------------
Sidney Koch

Corine T. Norgaard*                              Trustee
------------------------------------
Corine T. Norgaard

Richard G. Scheide*                              Trustee
------------------------------------
Richard G. Scheide

James C. Hamilton*                               Vice President and Treasurer
------------------------------------
James C. Hamilton                                (Principal Financial and
                                                 Accounting Officer)

By: /s/ Susan E. Bryant
    --------------------------------
         * Susan E. Bryant
           Attorney-in-Fact

                           AETNA VARIABLE ENCORE FUND
                                  EXHIBIT INDEX

Exhibit No.                         Exhibit                                                                Page
99-(b)(1)                           Declaration of Trust                                                     *

99-(b)(2)                           Amended Bylaws                                                           *

99-(b)(4)                           Copies of Securities Issued and Registered by Registrant                 *

99-(b)(5)                           Investment Advisory Agreement                                            *

99-(b)(6)                           Distribution Agreement                                                   *

99-(b)(8)                           Custodian Agreements and Depository Contracts                            *

99-(b)(9)                           Administrative Services Agreement                                       **


99-(b)(10.1)                        Opinion of Counsel                                                       *


99-(b)(10.2)                        Consent of Counsel                                                      **

99-(b)(11)                          Consent of Independent Auditors                                         **

99-(b)(18)                          Powers of Attorney                                                       *

27                                  Financial Data Schedule                                                 **

*        Incorporated herein by reference.
**       To be filed by subsequent Post-Effective Amendment.